CleanSpark Reports Second Quarter FY2024 Financial Results

FY2024 Second Quarter Revenue of $111.8 million, net income of $126.7 million and Adjusted EBITDA of $181.8 million

Revenue grows 163% YoY

Current hashrate surpasses 17 EH/s

LAS VEGAS—CleanSpark, Inc. (Nasdaq: CLSK) (the "Company"), America's Bitcoin Miner™, today reported financial results for the three months ended March 31, 2024. The Company will hold its earnings call today at 1:30 p.m. PT / 4:30 p.m. ET.

"We've achieved remarkable milestones this past quarter, ultimately becoming what we believe to be the top operator at scale in the industry, as we increased our operational capacity by over 60%, extended our footprint with new facilities in Mississippi and Georgia, and bolstered our total capacity to over 17 EH/s,” said Zach Bradford, CEO. “These efforts have driven a significant rise in our revenue, underscoring the effectiveness of our strategic initiatives and targeted growth. As we press ahead, our focus remains on innovation, measured growth, and strengthening our unique position in the market to deliver sustained value to our shareholders. Our commitment is not only to today's success but to fostering a resilient and thriving future for all our stakeholders."

“The second quarter was record breaking and historic for CleanSpark, as we recognized approximately $112 million of revenue,” said Gary A. Vecchiarelli, CFO. “Our margins have also increased over the preceding first quarter which were helped by the rise in bitcoin prices and expanded margins. At our wholly owned sites, we experienced wholesale power costs as low as 1.3 cents per kilowatt hour, and a very favorable all-in power cost of 4.3 cents per kilowatt hour. We also ended the quarter with almost $700 million in cash and bitcoin, and virtually no debt, which put us in a strong position for the halving and will allow us to take advantage of opportunities the halving presents.”

Q2 Financial Highlights

Financial Results for the Three Months Ended March 31, 2024

•
The Company increased its quarterly revenues to $111.8 million, an increase of $69.3 million, or 163% from $42.5 million for the same prior year period.
•
Net income for the three months ended March 31, 2024, was $126.7 million or $0.59 basic income per share compared to a loss of ($18.5) million or ($0.23) loss per share for the same prior year period.
•
Adjusted EBITDA1 increased to $181.8 million, increasing from $12.7 million in the same prior year period.

Balance Sheet Highlights as of March 31, 2024

Assets

•
Cash: $323.1 million
•
Bitcoin: $358.0 million
•
Total Current assets: $687.8 million
•
Total Mining assets (including prepaid deposits & deployed miners): $623.1 million
•
Total Assets: $1.54 billion

Liabilities and Stockholders' Equity

•
Current Liabilities: $55.0 million
•
Total Liabilities: $74.4 million
•
Total Stockholders' Equity: $1,462.9 million

The Company had working capital of $632.7 million and $12.8 million of debt as of March 31, 2024.

Investor Conference Call and Webcast

The Company will hold its second quarter FY2024 earnings presentation and business update for investors and analysts today, May 9, 2024, at 1:30 p.m. PT / 4:30 p.m. ET. Webcast URL: https://investors.cleanspark.com.

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (Nasdaq: CLSK) is America’s Bitcoin Miner™. We own and operate data centers that primarily run on low-carbon power. Our infrastructure responsibly supports Bitcoin, the world’s most important digital commodity and an essential tool for financial independence and inclusion. We cultivate trust and transparency among our employees and the communities we operate in. Visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: strategic targets of management; the risk that the electrical power available to our facilities does not increase as expected; the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2023, and any subsequent filings with the SEC. Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Non-GAAP Measure

The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States("GAAP"). The Company's non-GAAP "Adjusted EBITDA" excludes (i) impacts of interest, taxes, and depreciation; (ii) the Company's share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of the Company's general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets (including goodwill); (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company's ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to the Company's future business activities; and (viii) severance expenses. The Company previously excluded non-cash impairment losses related to digital assets and realized gains and losses on sales of bitcoin from our calculation of adjusted EBITDA, but has determined such items are part of the Company's normal ongoing operations and will no longer be excluding them from our calculation of adjusted EBITDA.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company's core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing the Company's performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate our bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate the Company's bitcoin related revenue.

The Company's adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in the Company's industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in the Company's Consolidated Financial Statements, which have been prepared in accordance with GAAP.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par value and share amounts)

	March 31, 2024	September 30, 2023
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents, including restricted cash	$323,052	$29,215
Accounts receivable, net	—	5
Inventory	991	809
Prepaid expense and other current assets	4,134	12,034
Bitcoin (See Note 2 and Note 5)	357,981	56,241
Derivative investment asset	505	2,697
Investment in debt security, AFS, at fair value	784	726
Current assets held for sale	324	445
Total current assets	$687,771	$102,172

Property and equipment, net	$670,510	$564,395
Operating lease right of use asset	228	688
Intangible assets, net	3,736	4,603
Deposits on miners and mining equipment	161,309	75,959
Other long-term asset	5,718	5,718
Goodwill	8,043	8,043
Total assets	$1,537,315	$761,578

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$43,632	$65,577
Current portion of operating lease liability	177	181
Current portion of finance lease liability	52	130
Current portion of long-term loans payable	7,686	6,992
Dividends payable	2,842	—
Current liabilities held for sale	637	1,175
Total current liabilities	$55,026	$74,055
Long-term liabilities
Operating lease liability, net of current portion	431	519
Finance lease liability, net of current portion	—	9
Loans payable, net of current portion	5,090	8,911
Deferred income taxes	13,851	857
Total liabilities	$74,398	$84,351

Stockholders' equity
Common stock; $0.001 par value; 300,000,000 shares authorized; 225,469,791 and 160,184,921 shares issued and outstanding, respectively	225	160
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 and 1,750,000 issued and outstanding, respectively	2	2
Additional paid-in capital	1,641,643	1,009,482
Accumulated other comprehensive income	284	226
Accumulated deficit	(179,237)	(332,643)
Total stockholders' equity	1,462,917	677,227

Total liabilities and stockholders' equity	$1,537,315	$761,578

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended		For the six months ended
	March 31, 2024	March 31, 2023	March 31, 2024	March 31, 2023
Revenues, net
Bitcoin mining revenue, net	$111,799	$42,488	$185,585	$70,234
Other services revenue	—	58	—	131
Total revenues, net	$111,799	$42,546	$185,585	$70,365

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	34,298	22,082	63,194	42,498
Professional fees	2,208	3,750	3,780	6,581
Payroll expenses	16,820	9,750	32,141	19,552
General and administrative expenses	6,819	4,329	11,822	8,053
Loss on disposal of assets	1,652	3	2,329	3
Gain on fair value of bitcoin, net (see Note 2 and Note 5)	(119,702)	—	(155,743)	—
Other impairment expense (related to bitcoin)	—	194	—	277
Impairment expense - other	396	—	396	—
Realized gain on sale of bitcoin	—	(1,422)	—	(905)
Depreciation and amortization	32,187	21,346	62,034	40,675
Total costs and expenses	$(25,322)	$60,032	$19,953	$116,734

Income (loss) from operations	137,121	(17,486)	165,632	(46,369)

Other income (expense)
Other income	—	11	—	11
Change in fair value of contingent consideration	—	—	—	485
Unrealized (loss) gain on derivative security	(949)	56	(2,192)	(1,215)
Interest income	2,684	52	3,270	122
Interest expense	(526)	(799)	(1,072)	(1,688)
Total other income (expense)	$1,209	$(680)	$6	$(2,285)

Income (loss) before income tax expense	138,330	(18,166)	165,638	(48,654)
Income tax expense	11,595	—	12,994	—
Income (loss) from continuing operations	$126,735	$(18,166)	$152,644	$(48,654)

Discontinued operations
(Loss) income from discontinued operations	$—	$(294)	$—	$1,163
Income tax expense	—	—	—	—
(Loss) income on discontinued operations	$—	$(294)	$—	$1,163

Net income (loss)	$126,735	$(18,460)	$152,644	$(47,491)

Preferred stock dividends	2,842	—	3,421	—

Net income (loss) attributable to common shareholders	$123,893	$(18,460)	$149,223	$(47,491)

Other comprehensive income	29	29	58	58

Total comprehensive income (loss) attributable to common shareholders	$123,922	$(18,431)	$149,281	$(47,433)

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (Continued)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended		For the six months ended
	March 31, 2024	March 31, 2023	March 31, 2024	March 31, 2023
Income (loss) from continuing operations per common share - basic	$0.59	$(0.23)	$0.77	$(0.66)

Weighted average common shares outstanding - basic	209,287,089	80,469,471	193,964,904	73,450,877

Income (loss) from continuing operations per common share - diluted	$0.58	$(0.23)	$0.76	$(0.66)

Weighted average common shares outstanding - diluted	212,099,068	80,469,471	196,903,594	74,032,082

(Loss) income on discontinued operations per common share - basic	$-	$(0.00)	$-	$0.02

Weighted average common shares outstanding - basic	209,287,089	80,469,471	193,964,904	73,450,877

(Loss) income on discontinued operations per common share - diluted	$-	$(0.00)	$-	$0.02

Weighted average common shares outstanding - diluted	212,099,068	80,469,471	196,903,594	74,032,082

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(Unaudited, in thousands)

Three Months Ended March 31,
2024		2023
Net income (loss)	$126,735	$(18,460)
Adjustments:
Loss on discontinued operations	$—	$294
Impairment expense - other	396	—
Depreciation and amortization	32,187	21,346
Share-based compensation expense	9,797	5,743
Unrealized loss (gain) on derivative security	949	(56)
Interest income	(2,684)	(52)
Interest expense	526	799
Loss on disposal of assets	1,652	3
Income tax expense	11,595	—
Other[2]	676	3,104
Total Adjusted EBITDA	$181,829	$12,721

	Three months ended December 31, 2023
Revenues, net
Digital currency mining revenue, net	$73,786
Other services revenue	—
Total revenues, net	$73,786

Net income	$25,909
Adjustments:
Depreciation and amortization	29,847
Share-based compensation expense	9,953
Unrealized loss on derivative security	1,243
Interest income	(586)
Interest expense	546
Loss on disposal of assets	677
Income tax expense	1,399
Other[2]	102
Total Adjusted EBITDA	$69,090

We have not excluded our net gain on fair value of bitcoin ($36,041 and $119,702 in the quarters ended March 31, 2024 and December 31, 2023, respectively), which we now record in our statement of operations, as provided for in ASC 350-60 and as discussed elsewhere in our Form 10-Q.

2 Includes fees and expenses related to litigation, settlements, financing & business development transactions.

Investor Relations Contact
Brittany Moore
702-989-7693
ir@cleanspark.com

Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com